QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

Rule 438 Consent

        In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of ADESA, Inc. in the registration statement on Form S-l filed by ADESA, Inc. with the Securities and Exchange Commission on or about March 10, 2004.

/s/ Wynn V. Bussmann Name: Wynn V. Bussmann Date: March 8, 2004

Rule 438 Consent

        In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of ADESA, Inc. in the registration statement on Form S-l filed by ADESA, Inc. with the Securities and Exchange Commission on or about March 10, 2004.

/s/ Thomas L. Cunningham Name: Thomas L. Cunningham Date: February 27, 2004

Rule 438 Consent

        In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of ADESA, Inc. in the registration statement on Form S-l filed by ADESA, Inc. with the Securities and Exchange Commission on or about March 10, 2004.

/s/ Dennis O. Green Name: Dennis O. Green Date: February 27, 2004

Rule 438 Consent

        In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of ADESA, Inc. in the registration statement on Form S-l filed by ADESA, Inc. with the Securities and Exchange Commission on or about March 10, 2004.

/s/ Angel Rodolfo Sales Name: Angel Rodolfo Sales Date: March 8, 2004

Rule 438 Consent

        In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of ADESA, Inc. in the registration statement on Form S-l filed by ADESA, Inc. with the Securities and Exchange Commission on or about March 10, 2004.

/s/ Nick Smith Name: Nick Smith Date: February 27, 2004

Rule 438 Consent

        In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of ADESA, Inc. in the registration statement on Form S-l filed by ADESA, Inc. with the Securities and Exchange Commission on or about March 10, 2004.

/s/ Donald C. Wegmiller Name: Donald C. Wegmiller Date: March 4, 2004

QuickLinks

Rule 438 Consent
Rule 438 Consent
Rule 438 Consent
Rule 438 Consent
Rule 438 Consent
Rule 438 Consent